SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

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                        GYRODYNE COMPANY OF AMERICA, INC.
             (Exact name of Registrant as Specified in its Charter)

           New York                  000-01684                  11-1688021
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
 Incorporation or Organization)     File Number)          Identification Number)

                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                                 (631) 584-5400
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

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                                    Copy to:
                            Patrice Dowd Shenn, Esq.
                              Lamb & Barnosky, LLP
                         534 Broadhollow Road, Suite 210
                            Melville, New York 11747

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ITEM 5. OTHER EVENTS.

The Board of Directors of Gyrodyne Company of America, Inc. (the "Company") has appointed Ronald J. Macklin of Massapequa Park, New York to serve on the Board for a term expiring at the next annual meeting of the shareholders of the Company. Mr. Macklin fills a vacancy resulting from an increase in the number of Directors from six (6) to seven (7) and an increase in the number of Directors in Class III from two (2) to three (3). See Exhibit Number 99.01.

ITEM 7. (C) EXHIBITS

    Exhibit Number                Description
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      99.01 A copy of the press release announcing Mr. Macklin's appointment to the Board of Directors is annexed as Exhibit 99.01.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            GYRODYNE COMPANY OF AMERICA, INC.


                            By: /s/ Stephen V. Maroney
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                                Stephen V. Maroney
                                President, Chief Executive Officer and Treasurer

Date: June 11, 2003